THE SWISS HELVETIA FUND INC.

INVEST IN SWITZERLAND

The Swiss Helvetia Fund, Inc.
Invest in Switzerland
Stefan Frischknecht, CFA
Fund Manager
October 27, 2015

THE SWISS HELVETIA FUND, INC.
Agenda
■ Case for Swiss equities
■ Description of “The Swiss Helvetia Fund, Inc.” (SWZ US)
■ The Adviser: Schroders
■ Investment Philosophy and Process
■ Performance
■ Portfolio positioning and changes
■ Outlook
■ Conclusion
■ Appendix

Source: Schroders

THE SWISS HELVETIA FUND, INC.
Why invest in The Swiss Helvetia Fund, Inc.
Isn’t this a single country equity fund which invests only in a small nation?
Switzerland  = approx. 1/300 of global GDP
   = approx. 1/1000 of world population
   = approx. 1/3000 of land area of our planet
However, Switzerland is one of the top 10 global stock markets as measured by capitalization.
The size of the Swiss stock market is the result of its successful companies.

Source: Schroders, CIA World Fact Book (www.cia.gov).

The case for Swiss equities

THE SWISS HELVETIA FUND, INC.
Swiss stocks also leading in global competitiveness
Very high percentage of Swiss index members are global leaders

1 Source: Schroder research and company own websites, Forbes 2014, EvaluateMedTech October 2014, BloombergNews July 17, 2014, Chemweek Aug 23, 2013, GlobalCement Dec
9, 2013, Leffingwell May 15, 2015, Staffingindustry Oct 16, 2013, Reuters May 19, 2015, Rigzone July 20, 2011. The views and forecasts contained herein are those of the Schroders
Swiss Equities team based on information that they believe to be reliable.
Name	Global rank within market	Market
Nestle	1	Food
Novartis	2	Drugs
Roche	1	Diagnostics
UBS	1	Wealth management
ABB	2	Power transmission / distribution
Richemont	1	Jewelry
Syngenta	1	Crop protection
Swiss Re	2	Reinsurance
LafargeHolcim	1	Cement
Givaudan	1	Flavours / fragrance
Adecco	1	Staffing
Swatch	1	Watches
SGS	1	Inspection / testing
Transocean	1	Ocean drilling rigs
At points over the past several years, 70%
of large caps in the Swiss Market Index
(“SMI”) have been ranked first or second
within their markets on a global basis.1
Approximately 40% of Swiss mid caps, too.

Global Top 10	
The Global Competitiveness Index 2014-2015	Global rank
Switzerland	1
Singapore	2
United States	3
Finland	4
Germany	5
Japan	6
Hong Kong SAR	7
Netherlands	8
United Kingdom	9
Sweden	10

THE SWISS HELVETIA FUND, INC.
How is global leadership of Swiss stocks possible?
Switzerland offers an attractive business environment

Source: World Economic Forum, Global Competitiveness Report 2014-15, rank out of 144 economies.
The World Economic Forum
has been looking into drivers of
competitiveness and prosperity
in 144 economies. Amongst
others, the following help
explain the strong position of
Switzerland:
- innovation
- infrastructure
- education
- labor market efficiency
- macroeconomic environment
- business sophistication

0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
TR LV BG MK LT RO RS PL SK HR MT GR HU ES CZ PT IT NO EE CY SI EU FR IE LU AT NL IS UK BE FI DE DK SE CH
Modest Innovators
Moderate Innovators
Innovation Followers
Innovation Leaders

THE SWISS HELVETIA FUND, INC.
Swiss companies are innovation leaders
Per capita patent filings highest of in Europe

Source: Innovation Union Scoreboard 2011 (EU).

50
45
40
35
30
25
20
15
10
5
0
SPI Switzerland
S&P 500 USA
MSCI World global
MSCI Europe
FTSE 350 UK
Topix Japan
Gross Margin
Operating Margin
Net Profit Margin

THE SWISS HELVETIA FUND, INC.
Global leadership results in high profitability
In a textbook manner, Swiss company leadership transforms into margins

Source: Schroders, Bloomberg as of December 31, 2014.

Cumulative stock market return
1700%
1500%
1300%
1100%
900%
700%
500%
300%
100%
-100%
Swiss Performance Index (SPI)
MSCI World All Country Total Return Index
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012

Swiss Equities: 10.5 % p.a. in USD

MSCI World All Country Total Return Index: 6.8% p.a. in USD

Performance difference SPI - MSCI World All Countries TR
1000%
800%
600%
400%
200%
0%
-200%
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012

Performance difference: 3.7% p.a.

THE SWISS HELVETIA FUND, INC.
High profitability results in long-term outperformance
Swiss equities significantly outperformed global stocks for over 25 years

Source: Bloomberg, performance in USD as of September 30, 2015. Past performance is no guarantee of future results.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Switzerland
Europe (E300)*
UK
US

THE SWISS HELVETIA FUND, INC.
Swiss companies are geographically diversified
Swiss companies regional sales exposure

Source: HSBC, July 3, 2014; *UBS February 10, 2015, Data based on averages.
Europe
ex domestic
MEA
Unclassified
APAC
Americas
Domestic
Europe
ex domestic
MEA
Unclassified
APAC
Americas
Domestic
Europe
ex domestic
MEA
Unclassified
APAC
Americas
Domestic
Europe
Unclassified
APAC
Americas
ex US
Domestic

The Swiss Helvetia Fund, Inc.

100%
80%
60%
40%
20%
0%
Swiss Performance Index
Swiss Helvetia Fund

THE SWISS HELVETIA FUND, INC.
The Swiss Helvetia Fund, Inc.
Why invest in the Fund?
■ Allows US investors to participate in the performance of the entire Swiss equity universe
■ The Fund is actively managed by an experienced team out of Zurich, Switzerland
■ Track record of team Swiss equities started on January 1, 1999
■ Fundamental stock picking (bottom-up)
■ Robust portfolio construction and risk management (top-down)
■ Style focus on value, quality and size
■ The Fund has a better diversification compared to the Swiss Performance Index (SPI)

Source: Schroders, Bloomberg.
Portfolio weight	SWZ	SPI
Top 3 positions	37%	53%
Top 5 positions	46%	61%
Top 10 positions	59%	74%

The investment adviser:
Schroders

THE SWISS HELVETIA FUND, INC.
Schroders
Focus
■ Asset management is our main business
Experience and independence
■ Over 200 years of financial services
experience
■ Founding Schroder family controls 48%1 of
voting equity
Resources
■ Well established teams in all key investment
regions
■ Over 420 portfolio managers and
analysts worldwide
■ Over 3,600 personnel in 27 countries
Financial strength
■ US $487.4 billion in AUM globally
■ Over US $1.5 billion surplus capital
available for building the business
1As of December 31, 2014.
Source: Schroders. Statistics are as of June 30, 2015.
Schroders offices
Key
A Alternatives (Property/EMD/Commodities) E Equities FI Fixed Income
MA Multi-Asset   *Wealth management
Investment centers where Schroders has investment capabilities
Numbers represent personnel count
Argentina 2 (E)
Bermuda
Brazil 3 (E/FI/MA)
Cayman Islands*
Americas
UK and
Channel Islands
UK 216 (A/E/FI/MA)*
Channel Islands 4 (A/MA)*
Denmark
France 3 (A)
Germany 5 (A)*
Gibraltar*
Italy 1 (MA)*
Europe and Middle East
Luxembourg
Netherlands
Spain*
Sweden
Switzerland 27 (A/E/FI/MA)*
UAE 3 (E)
Asia
Australia 26 (E/FI/MA)
China 4 (E) BoComm JV
Hong Kong 23 (E/FI/MA)*
India Axis JV
Indonesia 7 (E/FI/MA)
Japan 16 (E/FI/MA)
Singapore 19 (E/FI/MA)*
South Korea 8 (E/MA)
Taiwan 7 (E/MA)
Chile
Mexico
USA 52
(A/E/FI/MA)
A worldwide team dedicated to asset management

THE SWISS HELVETIA FUND, INC.
Schroders has had an established investment management presence since 1923 in the US
About Schroders
Schroder Investment Management North America
■ A registered Investment Adviser with the SEC
■ SIMNA Inc. manages $88.5 billion for clients across a range of asset classes
■ AUM of $3.4 billion across 17 open-end mutual funds and $21.1 billion across 18 sub-
 advisory portfolios
■ Resources and infrastructure dedicated to managing, servicing and marketing 40-Act registered portfolios
■ Dedicated U.S.-based compliance and legal teams to oversee regulatory requirements
■ Existing structure in place for compliance & client service specialists to coordinate with regional investment offices

Source: Schroders, Schroder Investment Management North America assets include both SIMNA Inc. and SIMNA, Ltd SEC registered entities as of June 30, 2015, mutual fund/sub-advisory AUM as of August 31, 2015.

THE SWISS HELVETIA FUND, INC.
■ Track record of Swiss equity team started on January 1, 1999
■ Proven and easy to understand process
■ Fundamental stock picking (bottom-up)
■ Robust portfolio construction and risk management (top-down)
■ Style focus on value, quality and size
Schroders was selected by the independent directors of the Fund in 2014 for its track record, investment philosophy & process, its team and experience1
About the portfolio management team
The Fund is managed by a Zurich based, experienced Swiss equity team

Source: Schroders; 1 The Swiss Helvetia Fund, Inc. press release, April 18, 2014 (www.swzfund.com).

Investment philosophy
and process

THE SWISS HELVETIA FUND, INC.
Investment philosophy
3 main alpha sources
 1. Value
 ■ Definition:  Classical Value Multiple Analysis (P/E, P/B, P/CF etc.) and Proprietary DCF Model
 ■ Evidence:  Kenneth R. French Database for Switzerland
 2. Quality
 ■ Definition:  Quality of Balance Sheet, Management, Product/Service and shareholder value creation
 ■ Evidence:  Own empirical analysis re: debt/equity
 3. Size (Small and Mid Cap)
 ■ Definition:  Stocks outside the large cap “Swiss Market Index” (SMI)
 ■ Evidence:  Performance of sub-indices within the all cap “Swiss Performance Index” (SPI)

Source: Schroders

Balance sheet strength
Lowest net debt/equity (1. Quartile)
2. Quartile
3. Quartile
Highest net debt/equity (4. Quartile)
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014

THE SWISS HELVETIA FUND, INC.
Investment philosophy
Avoid high debt

Source: Bloomberg, Schroders, April 30, 2015. All returns in CHF.

1. Filter
2. Screen
3.
Bottom-Up
Research
4.
Top-down Portfolio
Construction and
Risk Management
5.
Sell Discipline

THE SWISS HELVETIA FUND, INC.
Investment process
5 recurring steps

Source: Schroders
1. Filter universe (209 stocks)
 into investable stocks
 (~125)
2. Screen for best ideas:
 focus list of 60-80 names;
 rest goes on watch list
3. Detailed fundamental
 research to come-up with
 stock recommendations
4. Construct portfolio with 30-
 40 names and monitor risks
5. Sell discipline a inherent part
 of investment process
209 stocks
60-80
30-40
125

45
40
35
30
25
20
15
10
9% CAGR
2006
2007
2008
2009
2010
2011
2012
2013
2014

THE SWISS HELVETIA FUND, INC.
Investment process II
Stock example: Implenia
Valuation
■ Fair value: CHF 66 (upside 35%)
■ Multiples: Est. P/E (2016) 10.9, Div yield 3.7%

Source: Schroders, Bloomberg, June 30, 2014. Data in CHF. For illustration only. Not a recommendation to buy or sell stocks mentioned.
Book value per share plus cumulative
dividends
1.
2.
3. bottom-up
Research
4.
5.
Quality (Summary)
■ Competitive Analysis +/-  Leading construction services company in CH
■ Shareholder Value Creation +  9% p.a. book value per share increase over 8y
■ Management Quality +  Seasoned and strongly committed management
■ Balance Sheet Quality +  Solid balance sheet, net cash; 27% goodwill/equity

THE SWISS HELVETIA FUND, INC.
Investment process
Sell discipline
Having a clear selling discipline is important for seeking to achieve consistent performance.
A stock is sold when:
■ Price target is reached
■ Negative change of investment case (environment, positioning of firm, management)
■ We find a better investment opportunity

Source: Schroders
1.
4.
5. Sell
discipline
2.
3.

Performance

THE SWISS HELVETIA FUND, INC.
Performance in USD %	H1 2015	Q3 2015	YTD (Sept 2015)
NAV	6.24	-6.17	-0.32
Swiss Performance Index, SPI	6.50	-6.64	-0.57
Difference NAV	-0.26	+0.47	+0.25
Performance 2015
NAV and price performance in USD, as of September 30, 2015

Source: Schroders, Citi for fund performance and Bloomberg for Index performance; year-to-date performance as at September 30, 2015, reflecting end-of-day NAV information available as of the date of publication; subject to subsequent change. Please consult quarterly, semi-annual and annual reports for NAV updates post date of filing. Past performance is no guarantee of future results. Other periods would have achieved different results. Current performance may be higher or lower than shown. Visit www.swzfund.com for the Fund’s most current performance.
Net Asset Value
Performance in USD %	H1 2015	Q3 2015	YTD (Sept 2015)
Share price SWZ	5.03	-5.03	-0.26
Swiss Performance Index, SPI	6.50	-6.64	-0.57
Difference	-1.47	+1.61	+0.31
Share price
This is after a negative performance
impact of approx. -1% from write-
downs on legacy private equity
positions. Significant positive
contribution to relative performance
from listed stocks.

Portfolio positioning

THE SWISS HELVETIA FUND, INC.
Top Ten holdings
Top/bottom relative weights
Portfolio positioning
As of September 30, 2015

Source: Schroders. Portfolio composition is subject to change over time.
Name	Absolute weight
Novartis	13.9%
Nestlé	12.0%
Roche	11.4%
Lindt & Sprüngli (Reg.)	5.5%
Syngenta	3.4%
Richemont	3.1%
Swatch (Registered)	2.5%
Tecan	2.4%
Burckhardt Compression	2.3%
Swiss Life	2.3%
58.8%
Name	Relative weight
Lindt & Sprüngli (Reg.)	+4.9%
Tecan	+2.3%
Burckhardt Compression	+2.2%
Swatch (Registered)	+2.1%
Logitech	+2.1%
ABB	-3.1%
Roche	-3.4%
UBS	-4.0%
Novartis	-4.7%
Nestlé	-7.1%

Pharmaceuticals
Food & Beverage
Banks
Industrial Goods & Services
Insurance
Personal & Household Goods
Chemicals
Construction & Materials
Biotechnology
Telecommunications
Financial Services
Real Estate
Technology
Retail
Medical Equipment
Oil & Gas
Medical Supplies
Travel & Leisure
Utilities
Media
Basic Resources
Health Care Providers
Automobiles & Parts
Cash
Private equity
0%
5%
10%
15%
20%
25%
30%
35%
Swiss Helvetia Fund
SPI

THE SWISS HELVETIA FUND, INC.
Portfolio positioning
ICB classification

Source: Schroders Citi, Bloomberg, September 30, 2015.
SWZ	SPI	Rel. %
25.3%	33.5%	-8.2%
18.1%	20.8%	-2.7%
3.7%	10.0%	-6.3%
8.8%	8.2%	0.6%
3.5%	6.6%	-3.1%
5.6%	4.5%	1.1%
3.7%	4.0%	-0.3%
3.7%	3.7%	0.0%
4.7%	1.8%	2.9%
1.3%	1.2%	0.1%
2.1%	1.1%	1.0%
0.0%	1.0%	-1.0%
3.6%	0.9%	2.7%
1.1%	0.8%	0.3%
4.5%	0.7%	3.8%
0.0%	0.4%	-0.4%
0.0%	0.3%	-0.3%
1.2%	0.2%	1.0%
0.0%	0.1%	-0.1%
0.0%	0.1%	-0.1%
0.0%	0.1%	-0.1%
0.0%	0.0%	0.0%
0.0%	0.0%	0.0%
4.8%	0.0%	4.8%
4.3%	0.0%	4.3%

THE SWISS HELVETIA FUND, INC.
Portfolio positioning
Changes in positioning YTD 2015

Source: Schroders, Year-to-date through September 30, 2015.
New Positions
Aryzta
Airopack
SFS
Adecco
gategroup
ams
Sunrise Communication
Increased Positions
Syngenta
Richemont
Swatch (Reg.)
Dufry
Nestlé
Swiss Life
Credit Suisse
GAM
Feintool
Implenia
OC Oerlikon
DKSH
Logitech
Decreased Positions
Clariant
BCV
UBS
VZ
Actelion
Basilea
Evolva
Tecan
Burckhardt Compression
Bucher Industries
Sold Positions
Sika
EFG International
Leonteq

THE SWISS HELVETIA FUND, INC.
Risk measures September 30, 2015
Portfolio positioning
Key statistical measures

Source: Schroders, Charles River, Prism, September 30, 2015. Please refer to the back of this presentation for definitions.
Swiss Helvetia Fund	Q3 2015	Q4 2014
Tracking error	2.9%	2.8%
Beta	0.89*	0.92
Relative VaR (95%)	1.4%	1.3%
Volatility	10.5%	9.2%
Active share	43.8%	42.8%
Portfolio turnover
Swiss Helvetia Fund
Turnover in % of AuM Q3 2015	11%
Turnover in % of AuM YTD 2015	27%
Turnover calculation method: (Buys + Sells) / (average AuM)
*low beta due to cash position and underweight in financials

Outlook

THE SWISS HELVETIA FUND, INC.
Investment outlook
■ Global stock market valuations have become more expensive almost year after year since 2010

■ But equity markets likely to benefit further from attractive / increasing dividends

■ Swiss spread of dividend yield vs. 10 year government bond yield highest among major stock markets

■ We believe that Swiss equities will be among the best performing equity markets long-term
 - thanks to its global leaders of industry
 - which has over past 10 years led to superior earnings growth (which is likely to persist)
 - in spite of strong Swiss franc (despite making news headlines in 2015, it is rather “business as usual”)

■ Simultaneously, investors need to be aware of shorter-term risks/volatility
 (due to geopolitics, central banks, economic data, contagion from other asset classes, etc.)

Views expressed reflect those of the portfolio management team and do not necessarily reflect the views of Schroders. These views are subject to change.

6%
5%
4%
3%
2%
1%
0%
-1%
-2%
Brazil
Shanghai
USA
Japan
Italy
Canada
Spain
Hong Kong
UK
Australia
France
Germany
Netherlands
Switzerland
Spread between dividend yield and 10y gov. bond yield
Dividend yield

THE SWISS HELVETIA FUND, INC.
Investment outlook
Global comparison of dividend yield versus government bond yield

Source: Bloomberg, as of September 30, 2015. Yields fluctuate.

Swiss Earnings Estimates (SPI Index)
US Earnings estimates (S&P 500)
UK Earnings Estimates (FTSE 100 Index)
Eurozone Earnings Estimates (Euro Stoxx 50)
240
220
200
180
160
140
120
100
80
60
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014

THE SWISS HELVETIA FUND, INC.
Investment outlook
Global comparison of earnings expectations

Source: Bloomberg: as of September 30, 2015, all earnings converted into US dollars.

Conclusion

THE SWISS HELVETIA FUND, INC.
Conclusion
■ Swiss equities have a history of outperformance and are highly attractive from a long-term total return perspective
■ The Swiss Helvetia Fund is currently a way to invest in Swiss stocks at a discount
■ Schroders has a proven philosophy, process and track record for Swiss equities

Views expressed reflect those of the portfolio management team and do not necessarily reflect the views of Schroders. These views are subject to change.

For more information, visit
WWW.SWZFUND.COM

Schroder Investment ManagementNorth America Inc.
875 Third Avenue, New York, NY 10022-6225
(212) 641-3800

THE SWISS HELVETIA FUND, INC.
The Fund is a closed-end investment product. Common shares of the Fund are only available for purchase/sale on the NYSE at the current market price.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.
The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.
All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign currency
(such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation.  The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets.
The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.
Definitions: Active share represents the proportion of stock holdings in the fund that is different from the composition found in the benchmark. Beta measures the sensitivity of the fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk. Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaR is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.
Each of the indices shown are for illustrative purposes and are intended only to reflect a comparative investment proxy for their respective asset class. Each is an unmanaged basket of securities, and investors cannot invest directly in any index.
www.schroders.com/us
Important information